Exhibit 99.2

© 2025 LIGHT & WONDER | CONFIDENTIAL Acquisition of Grover Gaming’s Charitable Gaming Assets February 18, 2025 Investor Presentation

© 2025 LIGHT & WONDER | CONFIDENTIAL 2 In this presentation, Light & Wonder, Inc. (“Light & Wonder,” “L&W” or the “Company”) makes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Light & Wonder makes "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements herein that describe the proposed transaction, including its financial impact, and other statements of management's expectations, beliefs, assumptions, estimates and goals regarding the proposed transaction and can be identified by words such as “continue,” “expect,” “target,” "will," "may," and "should,“ or similar terminology. These statements are based upon management's current expectations, assumptions and estimates and are not guarantees of timing, future results, or performance. Similarly, statements herein that describe the proposed transaction, including its financial impact, and other statements of management's expectations, beliefs, assumptions, estimates and goals regarding the proposed transaction are forward-looking statements. It is uncertain whether any of the events or results anticipated by the forward-looking statements (including consummation of the proposed transaction) will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined company or the price of Light & Wonder stock. Therefore, you should not rely on any of these forward-looking statements as predictions of future events. Actual results may differ materially from those contemplated in these statements due to a variety of risks, uncertainties and other factors, including (i) the risk that the conditions to the closing of the proposed transaction, including the receipt of regulatory and gaming approvals, may not be satisfied, (ii) the risk that a material adverse change, event or occurrence may affect the Company and Grover Charitable Gaming (as defined below) prior to the closing of the proposed transaction and may delay the proposed transaction or cause the companies to abandon the proposed transaction, (iii) the risk that the proposed transaction may involve unexpected costs, liabilities or delays, (iv) the risk that the businesses of the companies may suffer as a result of uncertainty surrounding the proposed transaction, (v) the risk that disruptions from the proposed transaction will harm relationships with customers, employees suppliers or (vi) the risk that the Company may be unable to achieve expected financial, operational and strategic benefits of the proposed transaction and may not be able to successfully integrate Grover Charitable Gaming and into the Company’s operation, and those factors described in our filings with the Securities and Exchange Commission (the “SEC”), including Light & Wonder’s current reports on Form 8-K, quarterly reports on Form 10-Q and its annual report on Form 10-K that was filed with the SEC on February 27, 2024 (including under the headings "Forward-Looking Statements" and "Risk Factors"). Forward-looking statements speak only as of the date they are made and, except for Light & Wonder’s ongoing obligations under the U.S. federal securities laws, Light & Wonder undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise. Additional Notes This presentation may contain references to industry market data and certain industry forecasts. Industry market data and industry forecasts are obtained from publicly available information and industry publications. Industry publications generally state that the information contained therein has been obtained from sources believed to be reliable, but that the accuracy and completeness of that information is not guaranteed. Although we believe industry information to be accurate, it is not independently verified by us and we do not make any representation as to the accuracy of that information. In general, we believe there is less publicly available information concerning the international gaming, social and digital gaming industries than the same industries in the U.S. Due to rounding, certain numbers presented herein may not precisely recalculate. Financial Information; Basis of Presentation This presentation contains certain non-GAAP measures and run rate-adjusted and combined financial information which has been derived from the preliminary and unaudited financial information of Grover Charitable Gaming, without any other adjustments except as otherwise stated herein. We identify such information as “run rate”, “run rate-adjusted”, “combined”, “on a combined basis” or “non-GAAP”, as appropriate. This information is for informational purposes only and does not purport to represent what the financial position and results of operations of Grover Charitable Gaming, the Company or any segment of the Company, as appropriate, would have been if the transactions had occurred at specified dates or may be in the future after giving effect to the acquisition. The financial information for Grover Charitable Gaming presented herein has been prepared from management accounts, is preliminary, unaudited and does not conform to Regulation S-X. Accordingly, such financial information or data, including any data presented as “run rate” or “combined” may not be included in, may be adjusted in, or may be presented differently in any documents filed with the SEC by the Company or any entities associated therewith. Audited results of Grover Charitable Gaming may differ materially from the information contained in this presentation. Non-GAAP Financial Measures This investor presentation includes the presentation and discussion of Grover Adjusted EBITDA, Grover Adjusted EBITDA Margin, Grover Run Rate Adjusted EBITDA, Adjusted NPATA, Adjusted NPATA per share and net debt leverage ratios. These non-GAAP financial measures are presented as supplemental disclosures. They should not be considered in isolation of, as a substitute for, or superior to, the financial information prepared in accordance with GAAP, and should be read in conjunction with the Company’s financial statements filed with the SEC. The non-GAAP financial measures used herein may differ from similarly titled measures presented by other companies. Non-GAAP financial measures used herein for Grover Charitable Gaming financials may differ from similarly titled measures presented by the Company and may not be directly, or at all, comparable. We are not providing forward looking information for GAAP reported financial measures or a quantitative reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP measures because we are unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort. These items are uncertain, depend on various factors and could have a material impact on GAAP reported results for the relevant period. Forward-Looking Statements and Disclaimers

1. Acquisition Summary 2. Overview of Grover Charitable Gaming 3. Strategic Rationale 4. Financial Overview 5. Q&A 6. Conclusion 7. Appendices © 2025 LIGHT & WONDER | CONFIDENTIAL 3 Agenda

© 2025 LIGHT & WONDER | CONFIDENTIAL 4 Acquisition Summary

© 2025 LIGHT & WONDER | CONFIDENTIAL Transaction Overview Acquisition Summary • Light & Wonder, Inc. (NASDAQ and ASX: LNW) (together with its subsidiaries “Light & Wonder,” “L&W” or the “Company”) today announced that it has entered into a definitive agreement to acquire the charitable gaming assets (“Grover Charitable Gaming”) of Grover Gaming, Inc. and G2 Gaming, Inc. (together, “Grover Gaming”) for a total consideration of: ―An upfront amount of $850 million cash, subject to customary purchase price adjustments; and ―A four-year revenue based earn-out of up to $200 million cash ―Upfront consideration implies a multiple of ~7.7x based on 2024 Grover Adjusted EBITDA(1) and a ~7.1x multiple based on Grover Run Rate Adjusted EBITDA(1,2) • Grover Charitable Gaming is a vertically integrated provider of electronic pull tabs (“E-Pull tabs”) to charitable organizations across five U.S. states: North Dakota, Ohio, Virginia, Kentucky, and New Hampshire • The acquisition of Grover Charitable Gaming provides several compelling strategic and financial benefits: ―A leading position in the fast-growing charitable gaming space and a best-in-class supplier in every state it operates across ―Transaction complements L&W’s cross-platform gaming strategy – expanding into another high-growth, regulated adjacency ―Loyal customer base – supported by strong customer relationships tied to in-market local teams ―Attractive financial profile which is expected to be highly accretive to value and earnings Funding and capital management • Light & Wonder expects to fund the acquisition with existing cash and incremental debt financing • Post-acquisition, Light & Wonder expects its net debt leverage ratio(3) on a combined basis to remain within its target range of 2.5x-3.5x Financial impacts • High-single digit Adjusted NPATA per share(1) accretion in the first full calendar year post acquisition • L&W expects to deliver revenue growth utilizing its industry-leading content and Grover’s best-in-class customer relationships and team Acquisition Summary 5 Notes: (1) Denotes a non-GAAP financial measure based on preliminary and unaudited financial information. Additional information on non-GAAP financial measures presented herein is available at the end of this release; (2) Grover Run Rate Adjusted EBITDA is derived from Grover Adjusted EBITDA and further adjusts such measure to provide full-year revenue on a run rate basis of ending installed units multiplied by an average rate per day and Grover Adjusted EBITDA margin rate for December 31, 2024. Grover Run Rate Adjusted EBITDA does not include adjustments to reflect assumed start-up and other costs that might be incurred post-closing; (3) Calculated on a combined basis assuming a full year contribution of earnings. Additional information on the non-GAAP financial measure targeted net debt leverage ratio is available in the appendix.

© 2025 LIGHT & WONDER | CONFIDENTIAL Transaction Overview cont’d 6 Management / key talent • Key members of Grover’s team have signed employment offer letters with L&W reflecting their commitment to the combined Grover and L&W Group Governance & Agreements • Post acquisition, Light & Wonder will operate the business with a combination of Grover Gaming and Light & Wonder employees • Under the terms of the agreement, Grover founder, Garrett Blackwelder, will collaborate with Light & Wonder to help drive the continued success of the business over the next three years • At closing, Light & Wonder will enter into various other commercial arrangements with the existing Grover business including: ―Device Manufacturing & Supply Agreement – agreement for the continued supply of hardware ―Paper Supply Agreement – agreement to buy printed paper pull-tabs ―Transition Services Agreement – agreement to ensure smooth transition of the business Timing and approvals • Transaction expected to close in Q2 2025, subject to receipt of the required regulatory and other approvals and customary closing conditions Acquisition Summary 6

• Acquiring Grover Gaming’s charitable gaming business, a provider of E-Pull tabs to charitable organizations across North America • A leading position in a fast-growing sector with best-in-class positions in all states it currently operates across • Recurring revenue base(1), strong margins and highly cash-generative business, underpinned by low customer churn driven by a highly loyal customer base • Opportunities for value creation leveraging L&W’s content – in line with L&W’s cross-platform strategy • Transaction is expected to be accretive to value and earnings with high-single digit Adjusted NPATA(2) per share accretion, in the first full calendar year post acquisition © 2025 LIGHT & WONDER | CONFIDENTIAL 7 Acquisition Summary Investment Highlights Notes: (1) Refers to revenue participation model; (2) Denotes a non-GAAP financial measure based on preliminary and unaudited financial information. Additional information on non-GAAP financial measures is available in the appendix.

© 2025 LIGHT & WONDER | CONFIDENTIAL 8 Overview of Grover Charitable Gaming

A leading player in the charitable gaming E-Pull tab market

Overview of Grover Charitable Gaming

+1,500	+10,000	Operating across 5 states	~$135m	~$111m
Customers	Installed devices		2024 Revenue	2024 Grover Adjusted EBITDA[1]

Overview

- A leading provider and first mover in the E-Pull tabs charitable gaming space
- Currently provides E-Pull tabs to charitable organizations across five key states: Kentucky, New Hampshire, North Dakota, Ohio and Virginia
- Provides charities with access to high-quality E-Pull tab devices and a library of well-known games
- Vertically integrated E-Pull tab operations allow charities to maximize funds to their respective organizations
- Recurring revenue[2] and high cash flow generation



Notes: (1) Denotes a non-GAAP financial measure based on preliminary and unaudited financial information. Additional information on non-GAAP financial measures is available in the appendix; (2) Refers to revenue participation model.

L&W
© 2025 LIGHT & WONDER | CONFIDENTIAL
9

© 2025 LIGHT & WONDER | CONFIDENTIAL 10 E-Pull tabs legal in 11 states today vs. 39 states for paper products in charitable gaming – potential for expansion if E-Pull tabs legalize in new states New Hampshire Kentucky Virginia Ohio North Dakota • E-Pull tabs legalized in 2015(1) • Grover placed its first unit in 2015 • Currently no limit on max devices per locations • Suppliers can distribute direct to customers • E-Pull tabs legalized in 2015 • Grover enters E-Pull tab market in 2016 (tablets only) • Cabinets legalized in 2023 • Max 35-50 E-Pull tab devices depending on the location • Suppliers can distribute direct to customers • E-Pull tabs legalized in 2012 • Grover enters E-Pull tab market in 2013 • Max 18 E-Pull tab devices per location • Suppliers can distribute direct to customers • E-Pull tabs legalized in 2021 • Grover enters E-Pull tab market in 2022 • Max 10 E-Pull tab devices per location • Suppliers can distribute direct to customers • E-Pull tabs legalized in 2017 • Grover enters E-Pull tab market in 2018 • Max 10 E-Pull tab devices per location • All suppliers must utilize a distributor 2024 Revenue contribution by state Overview of Grover Charitable Gaming Established and scaled network across five states Note: (1) Control of the New Hampshire E-Pull tabs moved from the charitable gaming commission to the lottery commission in 2015.

© 2025 LIGHT & WONDER | CONFIDENTIAL 11 Electronic Pull Tabs Provider Local Businesses Loyal Customers Local Charities Local Businesses • In select jurisdictions, placement of products in bars and restaurants helps drive increased attendance and revenue for local businesses • Strong revenue for charities results in consistent community investments Loyal Customers • Hyper-locality drives frequent customer play and player loyalty • Exciting new games and features drives retention of current players and attracts new players Local Charities • Consistent fundraising tool with less time and manpower required vs. traditional fundraising • Electronic pull tabs offer additional revenue providing an alternative game to legacy paper pull tabs Electronic Pull Tabs Provider • Recurring revenue(1), benefitting from revenue sharing business model • Widespread legalization opportunity with numerous participating charities leads to large revenue opportunity Highly attractive business model benefits all stakeholders Overview of Grover Charitable Gaming Note: (1) Refers to revenue participation model.

• Industry-leading E-Pull tab products supported by sales and service teams with extensive gaming experiences • Deep content library • Significant opportunity to leverage LNW’s proven land-based content and mechanics alongside Grover’s deep eGaming product library • All cabinets and games are fully customizable to be tailored for specific market regulations © 2025 LIGHT & WONDER | CONFIDENTIAL 12 Hardware Games Underlying Infrastructure On-site cloud-based server for content deployment, reporting and gameplay analytics Game development 11 distinct cabinet types Immersive animations and displays Custom gameplay features Custom options and features Market Overview of Grover Charitable Gaming -leading E-Pull tab product and infrastructure

© 2025 LIGHT & WONDER | CONFIDENTIAL 13 Strategic Rationale

Source: Management estimates derived from publicly available data Notes: (1) Comprises states in which Grover Charitable Gaming is currently operating in (North Dakota, Ohio, Kentucky, Virginia, and New Hampshire); (2) Denotes a non-GAAP financial measure based on preliminary and unaudited financial information. Additional information on non-GAAP financial measures is available in the appendix. © 2025 LIGHT & WONDER | CONFIDENTIAL 14 Strategic Rationale Strategic Rationale Leading player in fast growing adjacency ✓ Grover is a leading player in the charitable gaming space ✓ The charitable gaming space has had a strong post-COVID recovery and has exhibited continued momentum growing at over 20% CAGR from 2019 to 2024(1) Opportunity for value creation leveraging L&W’s content ✓ Represents a highly complementary adjacency with opportunity to leverage existing L&W content – in line with L&W’s cross-platform gaming strategy ✓ High growth, regulated adjacency in which L&W is not currently a participant Loyal customer base ✓ Highly fragmented and loyal customer base ✓ Loyalty created by relationships, reputation and brand recognition ✓ Customer relationship tied to in-market local teams Attractive financial profile, expected to deliver strong returns for shareholders ✓ Transaction is expected to be accretive to value and earnings with high-single digit Adjusted NPATA(2) per share accretion in the first full calendar year post acquisition ✓ Acquiring business with high margin and attractive cash generative financial profile ✓ Retaining a prudent balance sheet post acquisition Mission, vision, and values driven culture ✓ Grover has built a culture with a strong foundation of humble, passionate people, effective processes, and quality products ✓ Mission driven by curating entertaining gaming experiences through a team committed to growth and progress

Hardware © 2025 LIGHT & WONDER | CONFIDENTIAL 15 Gaming iGaming SciPlay Charitable Gaming L&W’s cross-platform R&D engine will power all four verticals Strategic Rationale Tech Games

Source: L&W industry analysis. Notes: (1) Video Lottery Terminals; (2) Coin Operated Amusement Machines; (3) Historical Horse Racing. © 2025 LIGHT & WONDER | CONFIDENTIAL 16 Key highlights: ✓ Opportunity to expand into another high growth regulated adjacency in which L&W is not currently a participant ✓ Directly fits in L&W’s cross-platform gaming strategy with ability to distribute content into a new customer base ✓ Opportunity to enhance revenue leveraging L&W content and technology capabilities Continued expansion across natural land-based adjacencies Class II VLT(1) COAM(2) HHR(3) Charitable Opportunity for value creation leveraging L&W Strategic Rationale ’s content

Charitable gaming venues © 2025 LIGHT & WONDER | CONFIDENTIAL 17 Trusted by National Charities Loyal customers Nationwide, fragmented customer base Large addressable market with strong growth and economic resiliency Deeply engrained customer relationships drive loyalty Market-driven demand for well established products and brands Attractive customer base Bingo Facilities Fraternals & Social Clubs Bars & Taverns Strategic Rationale Loyal and fragmented customer base

© 2025 LIGHT & WONDER | CONFIDENTIAL 18 Financial Overview

Grover Charitable Gaming has experienced significant growth over recent years © 2025 LIGHT & WONDER | CONFIDENTIAL 19 Grover Adjusted EBITDA(1) (US$m) and margin(1) Revenue (US$m) and CAGR (%) (%) CAGR: +29% 80% 81% 82% Grover Charitable Gaming financial overview Financial Overview 65 83 111 2022 2023 2024 81 103 135 2022 2023 2024 Notes: (1) Denotes a non-GAAP financial measure based on preliminary and unaudited financial information. Additional information on non-GAAP financial measures is available in the appendix. In line with our cross-platform strategy Light & Wonder anticipates investing in content and technology to unlock potential revenue opportunities from distributing its leading land-based content to a new customer base

© 2025 LIGHT & WONDER | CONFIDENTIAL 20 Q&A

21 Conclusion © 2025 LIGHT & WONDER | CONFIDENTIAL

© 2025 LIGHT & WONDER | CONFIDENTIAL 22 Appendices

23 Light & Wonder Net Debt and Net Debt Leverage Ratio Net debt is defined as total principal face value of debt outstanding, the most directly comparable GAAP measure, less cash and cash equivalents. Principal face value of debt outstanding includes the face value of debt issued under Senior Secured Credit Facilities and Senior Notes, which are described in Note 15 of the Company's Annual Report on Form 10-K for the year ended December 31, 2023, and in Note 10 of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, but it does not include other long-term obligations primarily comprised of certain revenue transactions presented as debt in accordance with ASC 470. Net debt leverage ratio, as used herein, represents Net debt divided by Consolidated AEBITDA. The forward-looking non-GAAP financial measure targeted net debt leverage ratio is presented on a supplemental basis and does not reflect Company guidance. We are not providing a forward-looking quantitative reconciliation of targeted net debt leverage ratio to the most directly comparable GAAP measure because we are unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort. These items are uncertain, depend on various factors and could have a material impact on GAAP reported results for the relevant period. Non-GAAP Financial Measures Light & Wonder Consolidated AEBITDA Consolidated AEBITDA, as used herein, is a non-GAAP financial measure that is presented as a supplemental disclosure of the Company’s operations and is reconciled to net income as the most directly comparable GAAP measure. Consolidated AEBITDA should not be considered in isolation of, as a substitute for, or superior to, the consolidated financial information prepared in accordance with GAAP, and should be read in conjunction with the Company's financial statements filed with the SEC. Consolidated AEBITDA may differ from similarly titled measures presented by other companies. Consolidated AEBITDA is reconciled to Net income attributable to L&W and includes the following adjustments, as applicable: (1) Net income attributable to noncontrolling interest; (2) Restructuring and other, which includes charges or expenses attributable to: (i) employee severance; (ii) Management restructuring and related costs; (iii) restructuring and integration (including costs associated with strategic review, rebranding, divestitures, SciPlay acquisition and ongoing separation activities and related activities); (iv) cost savings initiatives; (v) major litigation; and (vi) acquisition- and disposition-related costs and other unusual items; (3) Depreciation, amortization and impairment charges and Goodwill impairments; (4) Loss on debt financing transactions; (5) Change in fair value of investments and Gain on remeasurement of debt and other; (6) Interest expense; (7) Income tax expense; (8) Stock-based compensation; and (9) Other expense (income), net, including foreign currency gains or losses and earnings from equity investments. AEBITDA is presented exclusively as our segment measure of profit or loss. For more details, see the Company’s earnings release furnished to the U.S. Securities and Exchange Commission (“SEC”) on November 12, 2024. Appendices © 2025 LIGHT & WONDER | CONFIDENTIAL

24 Light & Wonder Adjusted NPATA Adjusted NPATA, as used herein, is a non-GAAP financial measure that is presented as a supplemental disclosure of the Company’s operations and is reconciled to net income as the most directly comparable GAAP measure. Adjusted NPATA should not be considered in isolation of, as a substitute for, or superior to, the consolidated financial information prepared in accordance with GAAP, and should be read in conjunction with the Company's financial statements filed with the SEC. Adjusted NPATA may differ from similarly titled measures presented by other companies. Adjusted NPATA is reconciled to Net income attributable to L&W and includes the following adjustments, as applicable: (1) Net income attributable to noncontrolling interest; (2) Amortization of acquired intangible assets; (3) Non-cash asset and goodwill impairments; (4) Restructuring and other, which includes charges or expenses attributable to: (i) employee severance; (ii) Management restructuring and related costs; (iii) restructuring and integration (including costs associated with strategic review, rebranding, divestitures, SciPlay acquisition and ongoing separation activities and related activities); (iv) cost savings initiatives; (v) major litigation; and (vi) acquisition- and disposition-related costs and other unusual items; (5) Loss on debt financing transactions; (6) Change in fair value of investments and Gain on remeasurement of debt and other; (7) Income tax impact on adjustments; and (8) Other expense (income), net, including foreign currency gains or losses and earnings from equity investments. For more details, see the Company’s earnings release furnished to the U.S. Securities and Exchange Commission (“SEC”) on November 12, 2024. Non-GAAP Financial Measures Light & Wonder Adjusted NPATA Per Share – Diluted Adjusted NPATA per share, as used herein, is a non-GAAP financial measure that is presented as a supplemental disclosure of the Company’s operations on diluted basis and is reconciled to diluted net income attributable to L&W per share as the most directly comparable GAAP measure. Adjusted NPATA per share should not be considered in isolation of, as a substitute for, or superior to, the consolidated financial information prepared in accordance with GAAP, and should be read in conjunction with the Company's financial statements filed with the SEC. Adjusted NPATA per share may differ from similarly titled measures presented by other companies. For more details, see the Company’s earnings release furnished to the U.S. Securities and Exchange Commission (“SEC”) on November 12, 2024. Appendices © 2025 LIGHT & WONDER | CONFIDENTIAL

25 Grover Adjusted EBITDA Grover Adjusted EBITDA is a non-GAAP financial measure that is presented as a supplemental disclosure for illustrative purposes only, is unaudited and based on preliminary estimates and assumptions, and is reconciled to operating income, the most directly comparable GAAP measure, in a schedule below. Grover Adjusted EBITDA should not be considered in isolation of, as a substitute for, or superior to, the financial information prepared in accordance with GAAP. Grover Adjusted EBITDA is presented exclusively as supplemental information to enhance an investor’s understanding of Grover results of operations and may differ materially from similarly titled measures presented by other companies, including Light & Wonder Consolidated AEBITDA. Grover Adjusted EBITDA is reconciled to Grover Charitable Gaming’s operating income, and includes the following adjustments, as applicable: (1) depreciation and amortization; (2) other income/expenses primarily related to non-operating gain and losses; and (3) elimination of certain non-recurring distribution costs expected to be eliminated in connection with the consummation of the transaction and certain other immaterial adjustments Grover Adjusted EBITDA Margin Grover Adjusted EBITDA Margin, as used herein, represents Grover Adjusted EBITDA (as defined above) calculated as a percentage of Grover Charitable Gaming revenue. Grover Adjusted EBITDA margin is a non-GAAP financial measure that is presented as a supplemental disclosure for illustrative purposes only and is reconciled to Grover Charitable Gaming operating income, the most directly comparable GAAP measure, in a schedule below. Non-GAAP Financial Measures Grover Run Rate Adjusted EBITDA Grover Run Rate Adjusted EBITDA is a non-GAAP financial measure that is presented as a supplemental disclosure for illustrative purposes only, is unaudited and based on preliminary estimates and assumptions. Grover Run Rate Adjusted EBITDA should not be considered in isolation of, as a substitute for, or superior to, the financial information prepared in accordance with GAAP. Grover Run Rate Adjusted EBITDA is presented exclusively as supplemental information to enhance an investor’s understanding of Grover results of operations and may differ materially from similarly titled measures presented by other companies, including Light & Wonder Consolidated AEBITDA. Grover Run Rate Adjusted EBITDA is derived from Grover Adjusted EBITDA and further adjusts such measure to provide full-year revenue on a run rate basis of ending installed units multiplied by an average rate per day and Grover Adjusted EBITDA margin rate for December 31, 2024. Grover Run Rate Adjusted EBITDA does not include adjustments to reflect assumed start-up and other costs that might be incurred post-closing of the transaction. Appendices © 2025 LIGHT & WONDER | CONFIDENTIAL

26 Note: (1) Primarily represents certain non-recurring distribution costs expected to be eliminated in connection with the consummation of the transaction. Reconciliation of non-GAAP information to US GAAP Appendices Reconciliation of Operating Income to Grover Adjusted EBITDA Preliminary and Unaudited © 2025 LIGHT & WONDER | CONFIDENTIAL Year Ended December 31, (millions in USD) 2022 2023 2024 Operating income 48 60 82 Depreciation and amortization 11 15 18 Other (income) expense, net 2 (1) - Distribution cost and other(1) 4 9 11 Grover Adjusted EBITDA 65 83 111 Reconciliation to Grover Adjusted EBITDA Margin Grover Adjusted EBITDA 65 83 111 Revenue 81 103 135 Operating income margin 59% 58% 61% Grover Adjusted EBITDA margin (Grover Adjusted EBITDA/Revenue) 80% 81% 82%